EXECUTION COPY

Exhibit 10.2

THIS FIRST AMENDMENT TO THE SECOND AMENDED CREDIT AGREEMENT made as of the 11th day of March, 2004.

A M O N G:

KINGSWAY FINANCIAL SERVICES INC.

AND KINGSWAY U.S. FINANCE PARTNERSHIP

As Borrowers

AND

KINGSWAY AMERICA INC.,

As a Guarantor

AND

The Lenders named herein as Lenders

AND

CANADIAN IMPERIAL BANK OF COMMERCE,

As Administrative Agent

AND

LASALLE BANK NATIONAL ASSOCIATION,

As Syndication Agent

AND

THE BANK OF NOVA SCOTIA,

As Documentation Agent

WHEREAS:

1. Pursuant to a Second Amended Credit Agreement made as of the 5th day of March, 2004 among the parties hereto (the “Credit Agreement”), the Lenders and the Agents established certain credit facilities in favour of the Borrowers;

2. The Agents, the Lenders, Kingsway America and the Borrowers have agreed to amend certain terms and conditions of the Credit Agreement in the manner hereinafter set forth;

FOR VALUABLE CONSIDERATION, the parties agree as follows:

ARTICLE I

AMENDMENTS

1.01 Amendment to the Definition of Permitted Indebtedness. Section 1.01(92)(l) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Indebtedness of Kingsway America consisting of the issuance (“U.S. Unsecured Note Offering”) of US$125,000,000 of 7.50% unsecured senior notes due February 1, 2014 (“U.S. Unsecured Notes”) pursuant to an Indenture dated as of January 28, 2004 among Kingsway America, as issuer, the Canadian Borrower, as guarantor, and BNY Midwest Trust Company, as trustee, together with Indebtedness of the Canadian Borrower pursuant to an unsecured Guarantee of the Canadian Borrower in support of such U.S. Unsecured Notes, provided such Indebtedness of Kingsway America and the Canadian Borrower rank subordinate to or pari passu with, but not senior in any respect to, any of the Outstanding Obligations”.

ARTICLE II

CONDITIONS PRECEDENT TO THIS AGREEMENT

2.01 Conditions Precedent.

This First Amendment to the Second Amended Credit Agreement shall not come into effect and the Credit Agreement shall not be amended to reflect the amendments contemplated herein until the Administrative Agent shall have received to its satisfaction:

(i)	this Agreement executed by all of the parties hereto;

(ii)	such other documentation as the Administrative Agent and the Lenders shall reasonably require to effect the amendments contemplated in this First Amendment to the Second Amended Credit Agreement.

ARTICLE III

MISCELLANEOUS

3.01 Nature of Amendments and Defined Terms. It is acknowledged and agreed that the terms of this First Amendment to the Second Amended Credit Agreement are in addition to and, unless specifically provided for, shall not limit, restrict, modify, amend or release any of the understandings, agreements or covenants as set out in the Credit Agreement. The Credit Agreement shall henceforth be read and construed in conjunction with this First Amendment to the Second Amended Credit Agreement and the Credit Agreement together with all of the powers, provisions, conditions, covenants and agreements contained or implied in the Credit Agreement shall be and shall continue to be in full force and effect. References to the “Credit Agreement” or the “Agreement” in the Credit Agreement or in any other document delivered in connection with, or pursuant to, the Credit Agreement, shall mean the Credit Agreement, as amended hereby. Capitalized terms utilized in this agreement but not defined in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

3.02 Assignment. This First Amendment to the Second Amended Credit Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns but shall not be assignable by the Borrowers or either of them without the prior written consent of the Agents and Lenders.

3.03 Severability. Any provision of this First Amendment to the Second Amended Credit Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

3.04 Governing Law. This First Amendment to the Second Amended Credit Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract and the parties hereby submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

3.05 Further Assurances. The Borrowers shall from time to time and at all times hereafter, upon every reasonable request from the Agents or the Lenders, make, do, execute and deliver or cause to be made, done, executed and delivered, all such further acts, deeds and assurances and things as may be necessary in the opinion of the Agents for more effectually implementing and carrying out the true intent and meaning of this First Amendment to the Second Amended Credit Agreement.

3.06 Counterparts. This First Amendment to the Second Amended Credit Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have executed this First Amendment to the Second Amended Credit Agreement.

KINGSWAY FINANCIAL SERVICES INC.

By:	/s/ William G. Star

Name: William G. Star
Title: President and CEO

By:	/s/ W. Shaun Jackson

Name: W. Shaun Jackson
Title: Executive Vice President and CFO

KINGSWAY U.S. FINANCE PARTNERSHIP
by its Partners
KINGSWAY FINANCIAL SERVICES INC.

By:	/s/ William G. Star

Name: William G. Star
Title: President and CEO

By:	/s/ W. Shaun Jackson

Name: W. Shaun Jackson
Title: Executive Vice President and CFO

METRO CLAIM SERVICES INC.

By:	/s/ William G. Star

Name: William G. Star
Title: President

By:	/s/ W. Shaun Jackson

Name: W. Shaun Jackson
Title: Secretary

KINGSWAY AMERICA INC.

By:	/s/ Brian K. Williamson

Name: Brian K. Williamson
Title: Vice President and CFO

By:	/s/ Susan Ann King

Name: Susan Ann King
Title: Assistant Secretary

CANADIAN IMPERIAL BANK OF COMMERCE, AS CANADIAN LENDER

By:	/s/ Ralph Sehgal

Name: Ralph Sehgal
Title: Executive Director

By:	/s/ Marc St-Onge

Name: Marc St. Onge
Title: Executive Director

LASALLE BUSINESS CREDIT, A DIVISION OF ABN AMRO N.V., CANADA BRANCH, AS CANADIAN LENDER

By:	/s/ Aaron Turner

Name: Aaron Turner
Title: First Vice President

By:	/s/ Keith Hughes

Name: Keith Hughes
Title: Senior Vice President

THE BANK OF NOVA SCOTIA, AS CANADIAN LENDER

By:	/s/ A.L. Sabada

Name: A.L. Sabada
Title: Director, Financial Institutions Group

By:	/s/ Audrey MacAdam

Name: Audrey MacAdam
Title: Associate

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, AS U.S. LENDER

By:	/s/ Geraldine Kerr

Name: Geraldine Kerr
Title: Executive Director CIBC World Markets Corp. As Agent

LASALLE BANK NATIONAL ASSOCIATION, AS U.S. LENDER

By:	/s/ Bradley J. Kronland

Name: Bradley J. Kronland
Title: Assistant Vice President

By:	/s/ Peter J. Bulandr

Name: Peter J. Bulandr
Title: Senior Vice President

THE BANK OF NOVA SCOTIA, ATLANTA AGENCY, AS U.S. LENDER

By:	/s/ William E. Zarrett

Name: William E. Zarrett
Title: Managing Director

CANADIAN IMPERIAL BANK OF COMMERCE, AS ADMINISTRATIVE AGENT

By:	/s/ Warren Lobo

Name: Warren Lobo
Title: Director

By:	/s/ Ralph Sehgal

Name: Ralph Sehgal
Title: Executive Director

LASALLE BANK NATIONAL ASSOCIATION, AS SYNDICATION AGENT

By:	/s/ Bradley J. Kronland

Name: Bradley J. Kronland
Title: Assistant Vice President

By:	/s/ Peter J. Bulandr

Name: Peter J. Bulandr
Title: Senior Vice President

THE BANK OF NOVA SCOTIA, AS DOCUMENTATION AGENT

By:	/s/ A.L. Sabada

Name: A.L. Sabada
Title: Director, Financial Institutions Group

By:	/s/ Audrey MacAdam

Name: Audrey MacAdam
Title: Associate